Exhibit 99.1

FINANCIAL RESULTS O C T O B E R 1 9, 2 0 0 5 Third Quarter 2005

Third Quarter 2005 Earnings Operating earnings per share of $0.75 Special provision of $400mm taken for credit losses related to Hurricane Katrina Credit Card and Texas systems conversions successfully completed $1.1bn of Investment Bank earnings on record revenues Strong Card Services earnings growth on balance and volume increases Commercial Banking, Treasury & Securities Services and Asset & Wealth Management show good momentum RFS impacted by weaker MSR risk management results and absence of sold portfolios Merger savings on track to achieve $2.2bn run rate by 4Q05 ($500mm cumulative in 3Q05) Capital strength with Tier 1 estimate of 8.2% Repurchased $500mm during the quarter

3Q05 Earnings Comparison Non-Operating Charges (After-Tax)

3Q05 Operating Performance Comparison 1 Operating basis excludes merger costs, non-operating litigation charges, card decertification and accounting policy conformity adjustments incurred in 3Q05, 2Q05 and 3Q04 and presents revenues and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Actual numbers for all periods, not over/under

3Q05 Adjusted Revenue 1 Includes loss of revenue on portfolio sales of Manufactured Housing in 4Q04, RV in 1Q05, and mark-to-market on $1.5bn of auto loans transferred to held-for-sale in 3Q05. 2 Includes Treasury securities gains and losses and net interest income impact from portfolio repositioning

LOB Operating Earnings Comparison 1 Retail Financial Services earnings decline excluding Katrina-related provision is (17%) QoQ and (1%) YoY 2 Card Services earnings growth excluding Katrina-related provision is 11% QoQ and 43% YoY 3 Commercial Banking earnings growth excluding Katrina-related provision is 86% QoQ and 50% YoY

Impact of Hurricane Katrina Special provision based on current estimates for credit losses Extensive work done to estimate losses, factors considered include: Areas affected Level / type of insurance (flood & business interruption) Collateral & lien position Direct communication with customers Financial condition of borrower Environmental impact Other factors Expect minimal charges for property damage after insurance recoveries To date, 40 of 61 branches in the affected area have been re-opened Actively working with customers in affected areas

Earnings of $1.1bn on record revenues Continued strength in IB fees Ranked #2 in IB fees year-to-date3 Record trading with particular strength in client-related and proprietary revenues Record fixed income markets with strength across the board particularly in energy, an area of significant investment Equities markets reflect strong trading results across regions and higher commissions Investment Bank 1 Actual numbers for all periods, not over/under 2 Average Trading and Credit Portfolio VAR 3 Source: Dealogic Source: Thomson Financial

Retail Financial Services - Business Drivers Continued momentum in growth initiatives YoY Checking accounts up 8% Branch sales of credit cards up 55% Branch sales of mortgage loans up 154% Mortgage loan originations up 15% Environmental/competitive challenges Deposits flat QoQ Home equity originations down QoQ Improved balance sheet management Retention of subprime loans Reduction of low-return auto balances

Retail Financial Services Consumer & Small Business Some margin compression as expected Home Finance Positive performance in prime mortgage Auto Finance Continued competitive environment Underlying credit quality remains strong across all businesses 1 Actual numbers for all periods, not over/under 2 Loss on $1.5bn of auto loans transferred to held-for-sale in 3Q05

Card Services (Managed) 1Actual numbers for all periods, not over/under Earnings up 29% YoY - earnings up 43% excluding Katrina-related provision ROO of 2.48%, up 43bps YoY and down 8bps QoQ ; ROO of 2.77% excluding Katrina-related provision Revenues increased 6% YoY driven by higher charge volume and loan balances Managed margin down 28bps QoQ due to growth in loan balances in their introductory period Underlying credit quality remains strong; beginning to see the impact of new bankruptcy legislation Expenses down YoY and QoQ reflecting merger savings 3Q events: TSYS conversion completed Announced acquisition of Sears Canada credit card operations Announced integration of merchant processing businesses

Commercial Banking 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Earnings up 40% YoY - earnings up 50% excluding Katrina-related provision Revenues up 9% YoY reflecting strength across all reported businesses Growth in liability spreads & balances Strong IB revenue Partially offset by lower loan spreads Pre-provision, pretax profit up 27% YoY Provision was a net benefit of $46mm Improved credit quality, particularly in Middle Market NPLs down 36% YoY and 15% QoQ

Treasury & Securities Services 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Includes an estimated $400 billion of assets under custody from ITS as of 3/31/2005 and an additional estimated $130 billion as of 9/30/2005 Earnings up 174% YoY and 15% QoQ Revenues up 16% YoY driven by increased product volume, wider deposit spreads, balance growth and the impact of the Vastera acquisition, partially offset by lower service charges on deposits Expenses down YoY due to the absence of a significant software impairment charge and lower Corporate allocations, partially offset by higher compensation expenses and the impact of the Vastera acquisition Liability balances increased 22% YoY Assets under custody increased 24% YoY (excluding AUC added from ITS in 2005)

Asset & Wealth Management 1 Actual numbers for all periods, not over/under Record earnings of $315mm, up 60% YoY and 11% QoQ due to net asset inflows and market appreciation, partially offset by higher compensation expense Net asset inflows driven by liquidity and equity products, retail flows from third party distribution and growth in 401(k) Record AUM of $828bn up 13% YoY Average loans and deposits were both up 6% YoY Announced sale of BrownCo for $1.6bn

Corporate Private Equity Gains of $313mm Portfolio of $5.9bn at end of 3Q Treasury Improvement in NII Securities losses compared with gains in prior quarters Other Corporate Prior year includes one-time gain Prior quarter includes one-time benefit of vendor negotiations 1 Actual numbers for all periods, not over/under

Merger Milestones

Completed - 2005 YTD

- ✓ 1/05 - Technology insourcing
- ✓ 1/05 - Merger of payroll & benefit systems
- ✓ 2/05 - Merger of mutual funds
- ✓ 4/05 - Trade finance
- ✓ 4/05 - Began roll-out of branding changes
- ✓ 5/05 - Treasury Services clearing conversions
- ✓ 5/05 - Strategic Data Center mainframe migration
- ✓ 7/05 - Document image archive conversion
- ✓ 7/05 - Private Bank custody conversion
- ✓ 7/05 - PCS brokerage conversion
- ✓ 7/05 - IB US treasuries migration
- ✓ 7/05 - Chase card conversion (31mm accounts)
- ✓ 8/05 - Launch of company internet sites
- ✓ 9/05 - Texas systems conversion

Upcoming - 2006/2007

- Tri-state market integration (2006/2007)
  - Teller & item processing rollout
  - Retail deposit conversion
  - Wholesale deposit conversion
- Internet (2006)
  - Migration of retail customers from BankOne.com to Chase.com
  - Migration of heritage BankOne private label card customers to Cardmember services site
  - Launch of Treasury Svcs/Commercial site
- Lending systems (2006)
  - Retail home equity loan origination system implementation
  - Retail/Wholesale loan origination system implementation
  - Commercial lending system consolidation

JPMorganChase

16

Outlook Investment Bank Pipeline continues to be strong Expect more normal trading results Retail Financial Services Modest margin compression expected to continue Credit trending to normal with seasonal uptick in 4Q Card Services Modest net interest margin compression expected to continue Spike in bankruptcy higher than expected -- will materialize in 4Q Tough to accomplish target of 3.00% ROO in 4Q05 given bankruptcy filings FFIEC/minimum payment fully implemented by end of 1Q06 Wholesale credit Investment Bank and Commercial Banking - expect to return to normal sooner rather than later Private equity Continues to be lumpy; slightly lower expectations for 4Q

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the Quarterly Report on Form 10-Q for the quarters ended June 30, 2005 and March 31, 2005, and in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 of JPMorgan Chase each filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).